UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2025

The Goldman Sachs Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, N.Y.		10282
(Address of principal executive offices)		(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered

Common stock, par value $.01 per share	GS	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE

5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE

Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE

Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due March 2031 of GS Finance Corp.	GS/31B	NYSE

Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due May 2031 of GS Finance Corp.	GS/31X	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Retention Grants to CEO and COO

As recommended by the Compensation Committee and approved by the Board, on January 16, 2025, 130,508 restricted stock units (Retention RSUs) (grant date value of $80 million with a five year vesting period) were granted to each of Chairman and Chief Executive Officer (CEO) David Solomon and President and Chief Operating Officer (COO) John Waldron.

The Retention RSUs reflect the Board’s desire to retain the current CEO and COO as a senior leadership team, sustain the strong momentum they have demonstrated in executing on our firmwide strategic priorities, help ensure stability and continuity in our senior leadership over the next five years and maintain a strong succession plan for the future of the firm. Among other things, the Board took into account each of Mr. Solomon’s and Mr. Waldron’s strategic leadership and performance over their tenures.

The Retention RSUs are 100% stock-based awards, and therefore further enhance Messrs. Solomon’s and Waldron’s alignment with long-term shareholder value creation. Retention RSUs are not part of Messrs. Solomon’s and Waldron’s annual compensation (Mr. Solomon’s 2024 annual compensation is described below).

The Retention RSUs are subject to five-year cliff vesting (will not vest until January 2030, subject to continuous service with Goldman Sachs and with only certain limited exceptions, such as death and disability). Retention RSUs include a quarterly dividend equivalent right. The Retention RSUs are subject to the firm’s standard forfeiture and clawback provisions, including recapture for events constituting “Cause,” failure to perform obligations under any agreement with Goldman Sachs and participating in (or otherwise overseeing or being responsible for, depending on the circumstances, another individual’s participation in) materially improper risk analysis or failing to sufficiently raise concerns about risks. Shares underlying the Retention RSUs will be subject to the firm’s stock ownership guidelines and retention requirements.

This summary of the Retention RSUs is qualified in its entirety by reference to the applicable award agreement (a form of which is attached as an exhibit to the Registrant’s Annual Report on Form 10-K) and to the Goldman Sachs Amended and Restated Stock Incentive Plan (2021) (which is attached as an annex to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed March 19, 2021) (as may be amended from time to time).

Long Term Executive Carried Interest Incentive Program

As recommended by the Compensation Committee and approved by the Board, on January 14, 2025 an allocation of carried interest points (carry points) was made to each of Mr. Solomon, Mr. Waldron, Chief Financial Officer Denis Coleman and Chief Legal Officer Kathryn Ruemmler (a named executive officer in the firm’s most recently filed proxy statement) and certain other senior leaders as part of 2024 annual compensation pursuant to a newly adopted Long Term Executive Carried Interest Incentive Program (the Carried Interest Program or CIP).

The Carried Interest Program reduces the cash element of annual variable compensation for each of the participants; there is no change to their annual stock deferrals (additional details are set forth below). These carry points were allocated in StoneBridge 2024 Access Fund, L.P., a multi-asset access fund with a carried interest pool that includes seven Goldman Sachs Asset Management alternatives funds launched in 2024 across multiple investing strategies, including buyout and private equity, among others.

Adoption of the Carried Interest Program

In the third-party alternatives business, Goldman Sachs generally receives incentive fees (such as carried interest) based on a percentage of a fund’s return, or when the return exceeds a specified benchmark or other performance target after investors receive specified returns. Similar to how other companies in the alternative asset management industry compensate their employees, a portion of compensation for our employees who support this business is in the form of carried interest to directly tie their incentives to the performance of the funds they manage.

The Carried Interest Program expands upon this long-standing and well-established construct as a new element of our annual executive compensation structure to directly tie a portion of annual compensation for our most senior leaders to a key growth strategy – growing the third-party alternatives business as part of our broader strategy to drive scale in our funds and further grow more durable, fee-based revenues – in a manner that is aligned to long-term shareholder interests.

The Carried Interest Program is designed to enhance the firm’s ability to attract and retain talent. The Compensation Committee and the Board considered the unique competitive threats for talent that Goldman Sachs faces, including from alternative management firms and others beyond the traditional banking sector. It is critical for Goldman Sachs to remain competitive by ensuring that longer-term opportunities remain aspirational for our senior talent in the context of an increasingly diverse competitive landscape. As a top 5 alternative asset manager,1 Goldman Sachs is especially well positioned among its banking peers to be able to provide senior leaders with the opportunity to earn carried interest under the Carried Interest Program, which spans multiple private investing strategies.

In addition, program highlights include:

•

The Carried Interest Program fosters additional alignment in our annual compensation structure for senior leaders who are instrumental in supporting the expansion of the third-party alternatives business in Asset & Wealth Management (AWM) and the attendant enterprise risk management capabilities.

•	The Carried Interest Program reduces the cash element of annual variable compensation.

—

The portion of annual variable compensation paid in the form of performance-based restricted stock units (PSUs), which are tied to ongoing firmwide performance metrics (absolute and relative return on average common shareholders’ equity (ROE)), remains unchanged.

[1]

Rankings based on assets as of 3Q24. Peer data compiled from publicly available company filings, earnings releases and supplements, and websites, as well as eVestment databases and Morningstar Direct. GS total Alternatives investments of $514 billion as of 3Q24 includes Alternatives assets under supervision and non-fee-earning Alternatives assets.

—

The remaining portion is now allocated between cash and carry points, a long-term, at-risk form of compensation subject to fund performance, restrictive covenants and recapture provisions, among other things.

•

Value of carried interest distributions (if any) is at risk for the life of the fund; recipients will not realize distributions unless specified performance returns are achieved by underlying funds over an extended period of time.

•	The underlying fund performance that generates carried interest for the Carried Interest Program also supports top line results for our shareholders.

Key Elements of the Carried Interest Program

Program Participation	Executive Officers
Form of Carry Points

Carry points will be awarded from multi-asset access funds created by the firm from time to time, subject to fundraising activity and carry availability.

Access Funds

Access funds are created by the firm to facilitate employee participation in a basket of Alternatives funds; allocation among the various underlying funds is pre-established under the terms of the access fund. To be utilized as part of the Carried Interest Program going forward, subject to applicable laws and regulations, the access fund carry pool will include any funds raised in that year that have a total projected carried interest pool greater than or equal to $100 million at the time of fundraising and such other funds as AWM may determine (no Carried Interest Program participant role in fund selection).

Conversion Mechanism	Allocation of carry points is based on a valuation, conducted by an independent third party, of the present value of the estimated future carried interest distributions from the underlying funds.
Vesting	Carry points vest ratably over three years, with certain exceptions as provided in the Amended and Restated Agreement of Limited Partnership (together with the subscription agreement or other related materials, the partnership agreement). Vesting is subject to compliance with any agreements with the firm, including notice period, non-compete and non-solicit covenants. Carried Interest Program participants who meet certain age and service requirements have no additional service requirement, and carry points will continue to vest on the three-year ratable schedule following termination subject to compliance with restrictive covenants (i.e., no acceleration of vesting). All other terminations will result in forfeiture of unvested carry points and any related future distributions.

Distributions

Distributions will be paid in cash based on the performance of the assets within the funds and the performance requirements (e.g., preferred returns) and other provisions set forth in the partnership agreement and underlying fund documentation. Distributions will be paid in proportion to the percentage of overall carry points held by a participant.

If and when such distributions are made, any amounts paid to our named executive officers will be disclosed in the Summary Compensation Table in the proxy statement for that year.

Recapture Provisions	Carry points and any related distributions will be subject to forfeiture and clawback provisions, including recapture for events constituting “Cause,” failure to perform obligations under any agreement with Goldman Sachs and participating in (or otherwise overseeing or being responsible for, depending on the circumstances, another individual’s participation in) materially improper risk analysis or failing to sufficiently raise concerns about risks.
Other Key Terms	No distributions (other than tax distributions) will be paid to participants for a year in which the firm’s ROE is less than 5% or its CET1 ratio falls below regulatory minimums; in these circumstances, distributions will be deferred until ROE and capital requirements are met.

The summary of the Carried Interest Program is qualified in its entirety by reference to the partnership agreement (a form of which will be attached as an exhibit to the Registrant’s Annual Report on Form 10-K).

Item 8.01 Other Events.

2024 CEO Annual Compensation

The Board, upon the recommendation of the Compensation Committee, has determined 2024 total annual compensation for Mr. Solomon of $39 million. This compares to total annual compensation for 2023 of $31 million.

The components of total annual compensation are as follows (dollar amounts in millions):

		Annual Variable Compensation* Amount / % at grant allocated to:
	Base Salary**	PSUs***	CIP****	Cash
David Solomon	$2.0	$25.9 (70%)	$2.78 (7.5%)	$8.33 (22.5%)

*	Does not include Retention RSUs, which the Compensation Committee does not consider to be part of annual compensation.
**	Annual base salary unchanged year-over-year.
***	Equity amount at grant. PSUs tie 100% of equity-based compensation to ongoing firmwide performance metrics; PSU design is unchanged year-over-year.
****

Allocation to carry points pursuant to the terms of the Carried Interest Program, tying a portion of what would have otherwise been cash compensation to the long-term performance of a strategic growth area for the firm. Represents third-party estimate of present value of future projected carried interest distributions under the Carried Interest Program.

The Compensation Committee was guided in its determination of 2024 compensation by, among other things, the firm’s Assessment Framework, which is comprised of identified financial performance metrics as well as non-financial factors (i.e., strategic priorities and client orientation, risk management and controls, and people strategy).

In making its determinations, the Compensation Committee considered, among other factors:

•

Strong firmwide financial performance in 2024 and a significant year-over-year improvement as a result of strategic execution, the strength of our client franchise and an improving operating environment.

•

Significant shareholder value creation in the year, including a 48% increase in stock price, a 9% increase in the quarterly dividend and 7% book value per share growth, resulting in record amount of capital returned to common shareholders in 2024.

•	Strengthened positioning of our two world-class, interconnected franchises, including strong progress on a number of business-level targets:

—

Global Banking & Markets (GBM), where we are the premier M&A advisor and a leading global risk intermediary, poised to benefit as capital markets activity increases and well-positioned to support client needs.

—

Asset & Wealth Management (AWM), where we are a leading global active asset manager, a top 5 alternatives business, a premier ultra-high-net worth franchise, and continue to see significant growth opportunities across the franchise.

•	Continued execution of the firm’s narrowed strategic focus.

•	An ongoing competitive threat for the firm’s talent at all levels, from both traditional banking peers as well as alternative asset managers and other non-bank liquidity providers.

•	Relentless focus on client centricity and One Goldman Sachs as foundational drivers of delivering long-term value for shareholders.

•	Ongoing emphasis on the criticality of investing in and maintaining a strong risk management and control environment to support our business activities.

•	Dedicated commitment to the firm’s culture, Core Values and advancing the firm’s people strategy.

The Committee also considered the firm’s financial performance, both on an absolute basis and relative to peer results as well as in the context of the 2024 operating environment and longer-term results.

For the year ended December 31, 2024, the Registrant reported full-year net revenues of $53.51 billion, net earnings of $14.28 billion, diluted earnings per common share (EPS) of $40.54 and ROE of 12.7%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 17, 2025	By:	/s/ Kathryn H. Ruemmler
Name: Kathryn H. Ruemmler
Title: Chief Legal Officer and General Counsel